Exhibit 10.4

AMENDMENT NO. 8 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 8 TO RECEIVABLES PURCHASE AGREEMENT, dated as of June 9, 2015 and effective as of May 31, 2015 (this “Amendment”), is among:

(a) Convergys Funding Inc., a Kentucky corporation (“Seller”),

(b) Convergys Corporation, an Ohio corporation (“Convergys”), as initial Servicer and Performance Guarantor,

(c) Liberty Street Funding LLC, a Delaware limited liability company (“Liberty Street” or the “Conduit”),

(d) The Bank of Nova Scotia (“Scotiabank”), and its assigns hereunder (collectively, the “Scotiabank Committed Purchasers” and, together with Liberty Street, the “Scotiabank Group”),

(e) Wells Fargo Bank, N.A. (“Wells Fargo” and together with the Conduit and Scotiabank, the “Purchasers”), successor by merger to Wachovia Bank, National Association,

(f) The Bank of Nova Scotia in its capacity as agent for the Scotiabank Group (the “Scotiabank Group Agent”), and

(g) Wells Fargo Bank, N.A. in its capacity as administrative agent for the Purchasers and the Scotiabank Group Agent (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with the Scotiabank Group Agent, the “Agents”).

PRELIMINARY STATEMENT

Seller, Servicer, the Purchasers and the Agents are parties to that certain Receivables Purchase Agreement dated as of June 30, 2009, as amended (the “Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement. The parties wish to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Upon the terms and subject to the conditions set forth in this Amendment, the parties hereto hereby agree that the Agreement is hereby amended as follows:

1.1. Section 1.2 of the Agreement is hereby amended (a) to delete “by 12:00 noon (New York City time) one (1) Business Day prior to” where it appears in the first sentence thereof and to substitute in lieu thereof “not later than 10:00 a.m. (New York City time) on the Business Day of”, and (b) to delete the fifth sentence thereof in its entirety.

1.2. Section 1.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

Section 1.3. Decreases. Not later than 10:00 a.m. (New York City time) on the date of any proposed reduction of Aggregate Invested Amount, Seller (or Servicer, on Seller’s behalf) shall provide Wells Fargo and the Scotiabank Group Agent with written notice (each, a “Reduction Notice”) specifying (i) the date upon which any such reduction of Aggregate Invested Amount shall occur, (ii) the amount of Aggregate Invested Amount to be reduced (the “Aggregate Reduction”), (iii) each of Wells Fargo’s and the Scotiabank Group’s Percentage of such Aggregate Reduction, which shall be applied ratably to the Receivables Interests of each of Wells Fargo and, in the case of the Scotiabank Group, the Conduit and the Scotiabank Committed Purchasers, in accordance with the amount of Invested Amount (if any) owing to Wells Fargo, and in the case of the Scotiabank Group, the amount of Invested Amount (if any) owing to the Conduit, on the one hand, and the amount of Invested Amount (if any) owing to the Scotiabank Committed Purchasers (ratably, based on their respective Ratable Shares), on the other hand. Only one (1) Reduction Notice shall be outstanding at any time.

1.3. Section 2.7 of the Agreement is hereby deleted in its entirety.

1.4. Section 7.1(a) of the Agreement is hereby amended to add the following at the end thereof:

Information required to be delivered pursuant to clause (i), (ii) or (v) of this Section 7.1(a) shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall be available on the website of the SEC at http://www.sec.gov. Subject to the immediately preceding sentence, so long as Wells Fargo or any or any of its Affiliates is the Administrative Agent, materials required to be delivered pursuant to Section 7.1(a) shall be delivered to the Administrative Agent in an electronic medium in a format acceptable to the Administrative Agent by email at michael.landry@wellsfargo.com (or such other email address the Administrative Agent may specify in writing to the Seller Parties from time to time).

1.5. Sections 7.1(b)(i) and 7.1(b)(v) of the Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

(i) Amortization Events or Potential Amortization Events. The occurrence of each Amortization Event and each Potential Amortization Event hereunder, and the occurrence of a “Termination Event” or “Potential Termination Event” (as defined in any of the Receivables Sale Agreements) by a statement of an Authorized Officer of such Seller Party.

(v) Termination Date. The occurrence of the “Termination Date” under and as defined in any of the Receivables Sale Agreements.

1.6. Section 7.1(i)(S) of the Agreement is hereby amended to delete “as expressly contemplated in the CCM Receivables Sale Agreement and in the Convergys Receivables Sale Agreement” where it appears and to substitute in lieu thereof “except as expressly contemplated in the Receivables Sale Agreements”.

1.7. Sections 7.2(f), 7.2(h) and 7.2(i) of the Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

(f) Termination Date Determination. Seller will not designate the Termination Date (as defined in any of the Receivables Sale Agreements), or send any written notice to any Originator in respect thereof, without the prior written consent of the Agents and Wells Fargo, except with respect to the occurrence of such Termination Date arising pursuant to Section 5.1(e) of any of the Receivables Sale Agreements.

(g) Seller Indebtedness. Seller will not incur or permit to exist any Indebtedness or liability on account of deposits except: (i) the Obligations, (ii) the Subordinated Loans (as defined in any of the Receivables Sale Agreements), and (iii) other current accounts payable arising in the ordinary course of business and not overdue.

(h) Prohibition on Additional Negative Pledges. Seller will not (and will not authorize any Originator to) enter into or assume any agreement (other than this Agreement and the other Transaction Documents) prohibiting the creation or assumption of any Adverse Claim upon the Receivables, Collections or Related Security except as contemplated by the Transaction Documents, or otherwise prohibiting or restricting any transaction contemplated hereby or by the other Transaction Documents. Seller will not (and will not authorize any Originator to) enter into or assume any agreement creating any Adverse Claim upon the Subordinated Notes (as defined in any of the Receivables Sale Agreements).

1.8. Section 9.1(k) of the Agreement is hereby amended and restated in its entirety to read as follows:

(k) The “Termination Date” under and as defined in any of the Receivables Sale Agreements shall occur with respect to the applicable Originator or (ii) any Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Seller under any of the Receivables Sale Agreements to which such Originator is a party.

1.9. Exhibit I to the Agreement is hereby amended to add the following new definitions in their appropriate alphabetical order:

“Encore Receivables Sale Agreement” means that certain Receivables Sale Agreement, dated as of May 29, 2015 and effective as of May 31, 2015, between Encore Receivable Management, Inc., a Kansas corporation, and Seller, as the same may be amended, restated or otherwise modified from time to time.

“Global Receivables Sale Agreement” means that certain Receivables Sale Agreement, dated as of May 29, 2015 and effective as of May 31, 2015, between Stream Global Services AZ, Inc., an Arizona corporation, and Seller, as the same may be amended, restated or otherwise modified from time to time.

“International Receivables Sale Agreement” means that certain Receivables Sale Agreement, dated as of May 29, 2015 and effective as of May 31, 2015, between Stream International Inc., a Delaware corporation, and Seller, as the same may be amended, restated or otherwise modified from time to time.

1.10. Exhibit I to the Agreement is hereby amended to delete the definition of “Required Notice Period” in its entirety.

1.11. The following defined terms appearing in Exhibit I to the Agreement are hereby amended and restated in their entireties to read, respectively, as follows:

“LIBOR Market Index Rate” means, for any day, the three-month Eurodollar Rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) on such date, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrative Agent from another recognized source for interbank quotation), in each case, changing when and as such rate changes; provided, however, in no event shall the LIBOR Market Index Rate be less than 0%.

“Originators” means Convergys Customer Management Group Inc., an Ohio corporation, Convergys Corporation, an Ohio corporation, Stream International Inc., a Delaware corporation, Stream Global Services AZ, Inc., an Arizona corporation, and Encore Receivable Management, Inc., a Kansas corporation.

“Receivable” means any “Receivable” under and as defined in any of the Receivables Sale Agreements In which Seller now has or hereafter acquires any right, title or interest. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an Invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.

“Receivables Sale Agreements” means the CCM Receivables Sale Agreement, the Convergys Receivables Sale Agreement, the International Receivables Sale Agreement, the Global Receivables Sale Agreement and the Encore Receivables Sale Agreement.

“Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of Seller now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock of Seller, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of Seller now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined In any of the Receivables Sale Agreements), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of Seller now or hereafter outstanding, and (v) any payment of management fees by Seller (except for reasonable management fees to an Originator or its Affiliates in reimbursement of actual management services performed).

“Transaction Documents” means, collectively, this Agreement, each Purchase Notice, each of Receivables Sale Agreements, each Collection Account Agreement, the Performance Undertaking, the Fee Letter, the Liquidity Agreements, the Subordinated Notes (as defined in any of the Receivables Sale Agreements) and all other instruments, documents and agreements required to be executed and delivered pursuant hereto.

1.12. All references in the Agreement to The Bank of Nova Scotia’s address for notices are hereby changed to read as follows:

The Bank of Nova Scotia

Asset Backed Finance

250 Vesey Street, 23rd Floor,

New York, NY 10281

Attention: Luke Evans and Tim Johnston

Phone: +1.778.327.6977

Email: luke.evans@scotiabank.com; tim.johnston@scotiabank.com

1.13. All references in the Agreement to the Servicer’s address for notices are hereby changed to read as follows:

Convergys Corporation

201 East Fourth Street

Cincinnati, Ohio 45202

Attention: David R. Wiedwald

Phone: (513) 784-1071

Email: david.r.wiedwald@convergys.com

2. Representations and Warranties of Seller Parties. In order to induce the Agents, the Purchasers and the Servicer to enter into this Amendment, (i) each of the Seller Parties hereby represents and warrants to the Agents and the Purchasers, as to Itself or on its own behalf, as applicable, as of the date hereof: (a) The execution and delivery by such Seller Party of this Amendment and the performance of its obligations hereunder and under the Agreement as amended hereby are within its corporate powers and authority and have been duly authorized by all necessary corporate or limited liability company action on its part; (b) this Amendment has been duly executed and delivered by such Seller Party; (c) this Amendment and the Agreement as amended hereby constitute the legally valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); (d)

as of the date hereof, the representations and warranties set forth in Section 5.1 of the Agreement are true and correct as though made on and as of the date hereof; and (e) as of the date hereof, and after giving effect to this Amendment, no event has occurred and is continuing, or would result from this Amendment, that will constitute an Amortization Event or a Potential Amortization Event.

3. Effectiveness. This Amendment shall become effective as of the date first above written upon (i) receipt by the Administrative Agent of counterparts hereof, duly executed by each of the parties hereto and acknowledged by the Performance Guarantor, (ii) receipt by the Administrative Agent of counterparts of each of the other documents listed on Exhibit A hereto, duly executed by the parties thereto, and (iii) payment in full of Administrative Agent’s outstanding legal fees in connection with this Amendment and the documents required to be delivered hereunder. Except as expressly amended hereby, the Agreement shall remain unaltered and in full force and effect.

4. Miscellaneous.

4.1. Bankruptcy Petition. Each of Seller, the Servicer, the Agents and the Purchasers hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of the Conduit, it will not institute against, or join any other Person in instituting against, the Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

4.2. CHOICE OF LAW. THIS AMENDMENT (AND THE AGREEMENT AS AMENDED HEREBY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO) EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE ADMINISTRATIVE AGENT’S OR PURCHASERS’ OWNERSHIP OF OR SECURITY INTEREST IN THE RECEIVABLES AND RELATED SECURITY OR REMEDIES IN RESPECT THEREOF ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

4.3. CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT (OR THE AGREEMENT AS AMENDED HEREBY), AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST ANY AGENT OR ANY PURCHASER OR ANY AFFILIATE OF ANY AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT (OR THE AGREEMENT AS AMENDED HEREBY) SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

4.4. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING

IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT (OR THE AGREEMENT AS AMENDED HEREBY) OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

4.5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

4.6. Counterparts; Severability. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail attaching an image or .pdf of an executed counterpart shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

CONVERGYS FUNDING INC., AS SELLER

By:	/s/ David R Wiedwald
Name:	David R Wiedwald
Title:	Treasurer

CONVERGYS CORPORATION, AS SERVICER AND PERFORMANCE GUARANTOR

By:	/s/ David R Wiedwald
Name:	David R Wiedwald
Title:	Treasurer

LIBERTY STREET FUNDING LLC

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, AS A COMMITTED PURCHASER AND AS SCOTIABANK GROUP AGENT

By:	/s/ Eugene Dempsey

Name:	Eugene Dempsey
Title:	Director

WELLS FARGO BANK, N.A., INDIVIDUALLY AS A PURCHASER AND AS ADMINISTRATIVE AGENT

By:	/s/ Michael J. Landry
Name:	Michael J. Landry
Title:	Vice President

EXHIBIT A

CLOSING DOCUMENTS

Documents	Responsible Party
Section 1.1 Amendment No. 8 to Receivables Purchase Agreement	B&T

(a) Updated Exhibit VIII: Credit and Collection Policy	Convergys

Section 1.2 New Receivables Sale Agreements

(a) Encore	B&T

(b) International	B&T

(c) Global	B&T

Exhibit II: Chief Executive Office and Locations of Records; State of Organization and Organizational Identification Number; Federal Employer Identification Number; Other Names	FBT

Exhibit V: Credit and Collection Policy	Convergys

Exhibit VII: Form of Receivables Report for each Originator	Convergys/Wells

Schedule A: List of Documents to Be Delivered to Buyer Prior to the initial Purchase	B&T

Section 1.3 Amended and Restated Performance Undertaking	B&T

Section 1.4 Subordinated Note for New Originators (in the form of Exhibit VI above):

(a) Encore	FBT

(b) International	FBT

(c) Global	FBT

Section 1.5 True Sale and Non-Consolidation Opinion [or “bolt-on” opinion covering New Originators]	FBT

Section 1.6 Security Interest Opinion covering New Originators	FBT

Documents	Responsible Party
Section 1.7 Corporate Opinion covering Performance Guarantor and New Originators	FBT

Section 1.8 Secretary’s Certificate for CMG, either certifying that there has been no change to the following or otherwise attaching the updated version of:	FBT

(a) Certificate of Incorporation	FBT

(b) Bylaws	FBT

(c) Resolutions of the Board of Directors	FBT

(d) Incumbency	FBT

Section 1.9 Secretary’s Certificate for Convergys, either certifying that there has been no change to the following or otherwise attaching the updated version of:	FBT

(a) Certificate of Incorporation	FBT

(b) Bylaws	FBT

(c) Resolutions of the Board of Directors	FBT

(d) Incumbency	FBT

Section 1.10 Secretary’s Certificate for Encore, attaching:	FBT

(a) Articles of Incorporation	FBT

(b) Bylaws	FBT

(c) Resolutions of the Board of Directors	FBT

(d) Incumbency	FBT

Section 1.11 Secretary’s Certificate for International, attaching:	FBT

(a) Certificate of Incorporation	FBT

(b) Bylaws	FBT

(c) Resolutions of the Board of Directors	FBT

Documents	Responsible Party
(d) Incumbency	FBT

Section 1.12 Secretary’s Certificate for Global, attaching:	FBT

(a) Articles of Incorporation	FBT

(b) Bylaws	FBT

(c) Resolutions of the Board of Directors	FBT

(d) Incumbency	FBT

Section 1.13 Secretary’s Certificate for Seller, either certifying that there has been no change to the following or otherwise attaching the updated version of:	FBT

(a) Articles of Incorporation	FBT

(b) Bylaws	FBT

(c) Resolutions of Board of Directors	FBT

(d) Incumbency	FBT

Section 1.14 UCC, Tax and Judgment Lien Search Reports for New Originators	B&T

Section 1.15 Good standing/foreign qualification certificates for Seller, Existing Originators and New Originators, as set forth on Exhibit B	FBT

Section 1.16 UCC-1 Financing Statement naming each New Originator, as Debtor/ Seller, the Administrative Agent as Total Assignee of Secured Party/Buyer, and Seller, as Original Secured Party/Buyer	B&T

Section 1.17 Compliance Certificate for Servicer	Servicer/FBT

Section 1.18 Receivables Report	Servicer